EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with BRP Group, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code.
Trevor L. Baldwin, Chief Executive Officer, and Bradford L. Hale, Chief Financial Officer, of BRP Group, Inc. (the “Company”), each certify to the best of such officer’s knowledge, that:
1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2022	By:	/s/ Trevor L. Baldwin
Trevor L. Baldwin
Chief Executive Officer

Date: November 7, 2022	By:	/s/ Bradford L. Hale
Bradford L. Hale
Chief Financial Officer